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                    NUMBER                          [PRIMUS GUARANTY, LTD. LOGO]                      SHARES
            ----------------------             INCORPORATED UNDER THE LAWS OF BERMUDA         ----------------------

            PRS

            ----------------------                                                            ----------------------

                COMMON SHARES                                                                      COMMON SHARES

       THIS CERTIFICATE IS TRANSFERABLE IN
       RIDGEFIELD PARK, NJ OR NEW YORK, NY

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               THIS CERTIFIES THAT                                                                                SEE REVERSE
                                                                                                                  FOR CERTAIN
                                                                                                                  DEFINITIONS

               IS THE REGISTERED HOLDER OF

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                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $     EACH OF THE CAPITAL OF

               Primus Guaranty, Ltd. (hereinafter called the "Company"), transferable on the books of the
               Company by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
               Agent and registered by the Registrar.

                                                                                                       COUNTERSIGNED AND REGISTERED:
                                                                                                        MELLON INVESTOR SERVICES LLC
                                                                                                                    TRANSFER AGENT
                                                                                                                    AND REGISTRAR,
                                                                                                           By

                                                                                                              AUTHORIZED SIGNATURE

                                                      COMMON SHARE CERTIFICATE

                        Witness, the seal of the Company and the signatures of its duly authorized officers.

               Dated

                     /s/ Thomas W. Jasper           [PRIMUS GUARANTY, LTD.        /s/ Michael P. Esposito, Jr.
                  CHIEF EXECUTIVE OFFICER               CORPORATE SEAL               CHAIRMAN OF THE BOARD
                                                        BERMUDA 1998]
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                                                 AMERICAN BANK NOTE COMPANY.

                              PRIMUS GUARANTY, LTD.
                                     ------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT-            Custodian
TEN ENT - as tenants by the                        ----------           --------
          entireties                                 (Cust)              (Minor)
JT TEN - as joint tenants with                     under Uniform Gifts to Minors
         right of survivorship                     Act
         and not as tenants                           --------------
         in common                                       (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,                hereby sell, assign and transfer unto
                        ---------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     --------------------------------

                            ----------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                            CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                            OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD
SUBJECT TO ALL THE PROVISIONS OF THE MEMORANDUM OF ASSOCIATION AND BYE-LAWS OF
THE COMPANY, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT, AND SHALL BE
TRANSFERABLE IN ACCORDANCE THEREWITH, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE
HEREOF ASSENTS.